                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                          Date of Report: July 21, 1998



                     Nutraceutical International Corporation
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)





        Delaware                 000-23731                   87-0515089
        --------                 ---------                   ----------
     (State or other      (Commission File Number)         (IRS Employer
     jurisdiction of                                    Identification No.)
     incorporation)



                        1400 KEARNS BOULEVARD, 2ND FLOOR
                        --------------------------------
                                 PARK CITY, UTAH
                                 ---------------
                    (Address of principal executive offices)

                                     84060
                                     -----
                                   (Zip Code)


       Registrant's telephone number, including area code: 435-655-6000


                                 Not Applicable
                                 --------------
             (Former name or address, if changed since last report)

                              Total No. of Pages: 3
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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

         On July 20, 1998, Nutraceutical International Corporation ("Nutraceutical"), through its wholly-owned subsidiary Action Labs, Inc., a Delaware corporation ("Action Labs"), acquired substantially all the assets and assumed certain liabilities of Actions Labs, Inc., a New York Corporation ("Seller") (the "Acquisition"). The purchase price for the Acquisition was $13.450 million in cash, plus the delivery of an unsecured note of Action Labs in the principal amount of $200,000, which may be subject to certain post-closing adjustments. The purchase price was funded with available cash and proceeds available under Nutraceutical's credit facility. The purchase price was arrived at following an arms-length negotiation.

         Seller is a marketer and distributor of nutritional supplements. Action Labs products are primarily marketed to health food stores and General Nutrition Company stores via health food distributors and an exclusive telemarketing sales force. Action Labs has a warehouse and offices in Long Island, New York.

         Seller, along with certain members of its management and employees, will provide transition services for up to 6 months after closing pursuant to the terms of a Transition Services Agreement.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
              INFORMATION AND EXHIBITS

         (a)  Financial statements of businesses acquired.

         Pursuant to the requirements of Rule 3-05 of Regulation S-X, financial statements of the business acquired are not required to be included in this filing and have therefore been omitted.

         (b) Pro forma financial information.

         Pro forma financial information is not required to be included in this filing and has therefore been omitted.

         (c)  Exhibits.

         Press Release dated July 21, 1998.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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Dated: July 21, 1998
                                       NUTRACEUTICAL INTERNATIONAL CORPORATION



                                       By: /s/ Leslie M. Brown, Jr.
                                           ------------------------
                                           Leslie M. Brown, Jr.
                                           Senior Vice President, Finance
                                           and Chief Financial Officer

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